UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23289

Angel Oak Strategic Credit Fund

(Exact name of registrant as specified in charter)

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

January 31, 2019

Angel Oak Strategic Credit Fund

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

(404) 953-4900

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling (855) 751-4324.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (855) 751-4324 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Dear Shareholder,

2018 will go down as one of the most challenging years in the post-crisis period with fewer asset classes beating inflation than in 2008. Fears of a global and domestic growth slowdown, U.S. recession worries, and trade wars all weighed on risk assets. Most importantly, the U.S. Federal Reserve System’s (the “Fed”) tightening campaign, coupled with the reduction in its bond portfolio (“Quantitative Tightening”) increased volatility and sent most global asset classes lower on the year, including risk-free alternatives that historically offset any weakness in risk portfolios. Interestingly, the current economic expansion is still robust, driven by historically accommodative monetary policy, generationally low unemployment rates, and tax cuts.

Despite recent headlines regarding an impending recession, we are cautiously optimistic about the economic outlook for 2019 and expect this expansion will continue, becoming the longest since the American Civil War. While it is impossible to predict the exact timing of the end of the expansion, we expect that it will last well beyond 2019 and into 2020. Growth will likely slow into 2019 and 2020 as the impact of tax cuts and fiscal stimulus begins to fade, but we do not foresee a recession in the near term. We do not expect last year’s pace of robust economic growth to continue, but a solid 2%-3% growth rate is reasonable given the current data.

Market participants are closely watching the shape of the yield curve because it has historically been an excellent indication of potential volatility in the marketplace and a recession. In the past, the Fed has tended to tighten too far too fast sending the U.S. economy into recession. We do ultimately believe the Fed’s Federal Open Market Committee (“FOMC”) will eventually tighten the U.S. into recession, but this expansion will last far longer than market participants expect. Recent rhetoric points to the FOMC dramatically slowing their pace of tightening.

As Fed Reserve Chairman Jerome Powell said at the Atlanta Fed’s economic conference on January 4, 2019, the FOMC will continue to reduce the size of their balance sheet in the form of Quantitative Tightening but will be more data-dependent with respect to increases in the target rate. Most enlightening from the Atlanta Fed’s economic conference on January 4, 2019, he reiterated, “[The Fed] will be prepared to adjust policy quickly and flexibly, and to use all of our tools to support the economy, should that be appropriate to keep the expansion on track, to keep the labor market strong and to keep inflation near 2%.” The bottom line is the FOMC is not looking to overtighten in 2019, but to support robust growth over the medium term. We think a pause in 2019 is warranted, and a re-steepening of the U.S. yield curve is quite possible as the growth picture stabilizes.

In early 2018, we improved the credit quality across our fund complex. This higher-quality positioning dampened net asset value (“NAV”) volatility during the recent market turmoil enabling us to rotate into more attractive assets. Significant opportunities have begun to emerge in various areas of the U.S. structured credit landscape in 2019, and we see the best risk-adjusted returns in legacy and new issue non-agency residential mortgage-backed securities (“RMBS”), U.S. financials, shorter duration commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), and asset-backed securities (“ABS”).

Thank you for your continued support.

Respectfully yours,

Sreeniwas V. Prabhu

Chief Executive Officer and Chief Investment Officer

The opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Angel Oak Strategic Credit Fund

1.	How did the Fund perform during the period?

For the year ended January 31, 2019, the Fund’s Institutional Shares (ASCIX) returned 4.72%. During the same period, the Fund’s benchmark, the Bloomberg Barclays Aggregate Bond Index, returned 2.25%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Duration and credit strategies benefited the Fund relative to the benchmark. Duration positioning short of the index was a positive contributor to relative performance as interest rates rose for most of the term structure for the year ended January 31, 2019. The 2-year Treasury yield finished up 32 basis points to 2.46% while the 10-year Treasury yield fell 8 basis points to 2.63%, flattening the 2-year/10-year Treasury spread curve (“2s/10s Curve”) 45 basis points from 62 to 17 basis points.

Credit strategies benefited the Fund relative to the benchmark for the period as risk assets outperformed traditional fixed income sectors within the benchmark. The total returns of each of the Fund’s credit allocations – non-agency residential mortgage-backed securities (“NA RMBS”), collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”), asset backed securities (“ABS”), and corporate bonds – were all positive contributors to the Fund. High income from these positions offset price softness throughout the year resulting in a total return of 4.72% for the Fund.

The Fund’s largest allocation throughout the year was NA RMBS, which produced a total return of 7.51% on the fiscal year, contributing 217 basis points to Fund performance. The NA RMBS sector had another strong year in 2018 following several years of post-crisis outperformance. The fundamental tailwinds of the broad-based housing recovery have resulted in solid improvement in home equity in the U.S. This has resulted in rising Sharpe Ratios for NA RMBS as it continues to exhibit high current carry and lower spread volatility, even in periods of widening like we saw in late 2018. Across all of fixed income, 2018 was a year defined by supply and NA RMBS was no different. It was the busiest supply year in the post-crisis period, with over $115 billion of new issuance coming to market. In fact, it was the first year since the crisis where the NA RMBS market actually grew in the total amount of bonds outstanding. Heavy supply weighed on spreads across fixed income and prices moved slightly lower on the year within the space. However, that was more than offset by a positive income return from high-quality, floating rate securities. Additionally, the mortgage credit expansion has been prudent with little drift in the credit box. We continue to selectively target new issue RMBS securities in the non-qualified mortgage (“non-QM”) and credit risk transfer subsectors of the market.

The CMBS allocation produced a total return of 9.11% during the period, contributing 0.59% to Fund performance. CMBS had a very strong start to the year and the Fund chose to reduce its allocation and take profits throughout the first half of the year. This proved to be the right positioning as the sector gave back a good portion of its gains in the second half. We continue to be wary of moving down in credit positioning within the conduit subsector as underwriting standards have continued to drift and the retail workout is still in the early innings. As a result, we have shifted focus towards the single asset/single borrower subsector.

The CLO allocation was a positive contributor to the Fund for the period owing to carry above 10%. The CLO allocation produced a total return of 4.92% during the period, contributing 1.18% to Fund performance. CLO spreads began widening from post-crisis tights set earlier in 2018 amidst heavy supply and general corporate credit spread widening. Taking advantage of wider spreads and a steeper credit curve, the Fund invested in below investment-grade positions from top tier managers. The high, floating rate carry more than offset the price volatility exhibited by the allocation in the fourth quarter of 2018. With the potential of more volatility on the horizon as the U.S. Federal Reserve (“the Fed”) continues to pull back from their historically accommodative position, we will look for trading opportunities to take gains and re-enter the sector at wider levels.

The Fund’s allocation to corporate bonds also was a positive contributor to Fund performance. The allocation had a total return of 4.95% contributing 0.94% to Fund performance. The Fund’s focus within the corporate sector was towards bank and non-bank financials throughout the period. The Fund’s investments benefitted from the macro tailwinds in the consumer and housing sectors that have served as the bedrock for our investment thesis, which resulted in a significant outperformance over indexed high yield.

3.	What is your outlook heading into 2019, and how is the Fund positioned?

Despite recent headlines implying an impending recession, we are cautiously optimistic on the economic outlook for 2019 and expect this will be the longest expansion since the American Civil War. While it is impossible to predict the exact timing of the end of the expansion, expectations are it will last well beyond 2019 and into 2020. Growth will likely slow into 2019 and 2020 as the impact of tax cuts and fiscal stimulus begin to fade, but we don’t foresee a recession in the near term. We do not expect last year’s pace of robust economic growth to continue, but a solid 2-3% is reasonable given the current data.

The labor market is very healthy at the moment. The unemployment rate is at 3.9% and wages are rising at approximately 3.1% per annum. Payrolls have added an average of 220,000 jobs over the last four months, well ahead of the 100,000 per month required to continue the downtrend in the unemployment rate, which could remain below 4% throughout 2019.

Market participants are closely watching the shape of the yield curve, because it has historically been an excellent indication of potential volatility in the marketplace and a recession. In the past, the Fed has tended to tighten too far too fast sending the U.S. economy into recession. We do ultimately believe the Fed’s FOMC will eventually tighten the U.S. into recession, but this expansion will last far longer than market participants expect. Recent rhetoric points to the FOMC dramatically slowing their pace of tightening.

As Fed Reserve Chairman Jerome Powell said at the Atlanta Fed’s economic conference on January 4, 2019, the FOMC will continue to reduce the size of their balance sheet in the form of quantitative tightening but will be more data-dependent with respect to increases in the target rate. Most enlightening, he reiterated, “[The Fed] will be prepared to adjust policy quickly and flexibly, and to use all of our tools to support the economy, should that be appropriate to keep the expansion on track, to keep the labor market strong and to keep inflation near 2%.” The bottom line is the FOMC is not looking to overtighten in 2019, but to support robust growth over the medium term. We think a pause in 2019 is warranted, and a re-steepening of the U.S. yield curve is quite possible as the growth picture stabilizes.

We see 2019 as a year that will exhibit higher volatility than what we have seen in recent years. However, with rates having rallied substantially from their 2018 highs, high current income should continue to be an important part of any investment portfolio. We will continue to position the Fund in sectors with strong fundamental tailwinds that we believe should outperform if we do see increased volatility.

Past performance is not a guarantee of future results.

Investing involves risk. Principal loss is possible. The Fund’s Shares will not be listed on an exchange in the foreseeable future, if at all. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. See the prospectus for a more detailed description of Fund risks.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Sharpe Ratio: A statistical measure that uses standard deviation and excess return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated since inception using the 3-month Treasury bill for the risk-free rate of return.

Spread: The difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality.

2s/10s Curve: Refers to the divergence between the 10-year US Treasury bond and the 2-year Treasury note. In normal economic circumstances, the yield on the 10-year should be greater than the 2-year, creating a positive spread. This signals some combination of positive future growth expectations, positive future inflation expectations, and basic recognition that more adverse economic events are likelier to transpire over a longer timeframe than a shorter timeframe. Thus investors are compensated for taking on the higher risk of longer-duration bonds in the form of higher yields.

Investment Results – (Unaudited)

Angel Oak Strategic Credit Fund

Total Return Based on a $50,000 Investment

The chart above assumes an initial investment of $50,000 made on December 26, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Average Annual Returns(1)

(For the year ended January 31, 2019)

	One Year	Since Inception(2)
Angel Oak Strategic Credit Fund – Institutional Class	4.72%	5.33%
Bloomberg Barclays Aggregate Bond Index(3)	2.25%	1.32%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is December 26, 2017.

(3) The Bloomberg Barclays Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses of the Fund. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from August 1, 2018 to January 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Strategic Credit Fund		Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,017.60	$3.81	0.75%
	Hypothetical(2)	$1,000.00	$1,021.42	$3.82	0.75%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Strategic Credit Fund is to seek total return.

* As a percentage of total investments.

Angel Oak Strategic Credit Fund

Schedule of Investments

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – 13.08%
GSAA Home Equity Trust, Series 2006-15, Class AF6, 5.876%, 9/25/2036 (a)	$51,983	$26,781
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (b)	170,236	94,612
Home Partners of America Trust, Series 2018-1, Class F, 4.858% (1 Month LIBOR USD + 2.350%), 7/17/2037 (c)(d)	100,000	98,991
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1, 2.630% (1 Month LIBOR USD + 0.120%), 4/25/2037 (d)	200,592	99,806
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (c)(e)(f)	100,000	74,000
Mosaic Solar Loan Trust, Series 2018-1A, Class C, 0.000%, 6/22/2043 (c)(e)	350,000	297,904
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (c)(e)	237,714	221,132

TOTAL ASSET-BACKED SECURITIES – (Cost – $926,148)		913,226

Collateralized Loan Obligations – 16.73%
Ares XLIV CLO Ltd., Series 2017-44A, Class E, 10.837% (3 Month LIBOR USD + 8.050%), 10/15/2029 (c)(d)	500,000	467,400
MMCF CLO LLC, Series 2017-1A, Class D, 9.167% (3 Month LIBOR USD + 6.380%), 1/15/2028 (c)(d)	100,000	97,757
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 9.687% (3 Month LIBOR USD + 6.900%), 4/15/2030 (c)(d)	250,000	233,516
OZLM VI Ltd., Series 2014-6A, Class ES, 11.413% (3 Month LIBOR USD + 8.640%), 4/17/2031 (c)(d)	300,000	280,800
York CLO Ltd., Series 2015-1A, Class F, 10.011% (3 Month LIBOR USD + 7.250%), 1/22/2031 (c)(d)	100,000	89,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $1,226,858)		1,168,473

Collateralized Mortgage Obligations – 33.88%
Alternative Loan Trust, Series 2007-20, Class A1, 3.010% (1 Month LIBOR USD + 0.500%), 8/25/2047 (d)	338,190	223,797
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.182%, 12/25/2046 (b)(g)	1,743,657	117,646
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (a)	327,013	152,006
American Home Mortgage Investment Trust, Series 2006-2, Class 1A2, 2.830% (1 Month LIBOR USD + 0.320%), 6/25/2046 (d)	453,352	203,188
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 0.524%, 2/25/2035 (b)(g)	4,205,788	74,998
Deephaven Residential Mortgage Trust, Series 2018-1A, Class B1, 4.340%, 12/25/2057 (b)(c)	200,000	197,122
GS Mortgage Securities Trust, Series 2018-HART, Class F, 6.409% (1 Month LIBOR USD + 3.900%), 10/15/2031 (c)(d)	250,000	250,572
HarborView Mortgage Loan Trust, Series 2005-2, Class X, 0.545%, 5/19/2035 (b)(g)	881,799	29,636
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class F, 6.509% (1 Month LIBOR USD + 4.000%), 2/15/2035 (c)(d)	100,000	99,749
RBSSP Resecuritization Trust, Series 2009-10, Class 2A2, 2.000%, 1/26/2037 (b)(c)	512,585	350,096
Residential Accredit Loans, Inc., Trust, Series 2005-QS12, Class A4, 5.500%, 8/25/2035	94,067	91,348
Residential Asset Securitization Trust, Series 2006-A8, Class 2A7, 6.500%, 8/25/2036	312,840	191,291
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.260%, 4/25/2048 (c)	226,341	226,721
Washington Mutual Pass-Through Certificates Trust, Series 2005-AR1, Class X, 0.434%, 1/25/2045 (b)(g)	2,850,430	61,259
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C, 4.290%, 11/18/2047 (b)	100,000	96,467

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost – $2,397,144)		2,365,896

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – 14.04%
Financial – 14.04%
Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/1/2025 (c)	$100,000	$96,750
Hunt Cos, Inc., 6.250%, 2/15/2026 (c)	200,000	180,500
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (c)	100,000	101,470
Trinitas Capital Management LLC 7.750%, 6/15/2023 (c)	300,000	300,000
WT Holdings, Inc., 7.000%, 4/30/2023 (c)	300,000	301,750

TOTAL CORPORATE OBLIGATIONS – (Cost – $991,368)		980,470

Mortgage Backed Securities – U.S. Government Agency Issues – 11.18%
Federal Home Loan Mortgage Corp., Series 2018-HQA1, Class M2, 4.810% (1 Month LIBOR USD + 2.300%), 9/25/2030 (d)	200,000	198,831
Federal Home Loan Mortgage Corp., Series 2018-HQA1, Class B1, 6.860% (1 Month LIBOR USD + 4.350%), 9/25/2030 (d)	170,000	172,577
Federal National Mortgage Association, Series 2017-C03, Class 1M2, 5.510% (1 Month LIBOR USD + 3.000%), 10/25/2029 (d)	100,000	106,113
Federal National Mortgage Association, Series 2017-C06, Class 1M2, 5.160% (1 Month LIBOR USD + 2.650%), 2/25/2030 (d)	100,000	103,467
Federal National Mortgage Association, Series 2018-C04, Class 2M2, 5.060% (1 Month LIBOR USD + 2.550%), 12/26/2030 (d)	100,000	100,755
Federal National Mortgage Association, Series 2018-C06, Class 2M2, 4.610% (1 Month LIBOR USD + 2.100%), 3/25/2031 (d)	100,000	98,687

TOTAL MORTGAGE BACKED SECURITIES – U.S. GOVERNMENT AGENCY ISSUES – (Cost – $774,822)		780,430

	Shares
Preferred Stocks – 4.36%
Real Estate Investment Trust – 4.36%
Ready Capital Corp., 6.500%, 4/30/2021	12,000	304,200

TOTAL PREFERRED STOCKS (Cost – $300,000)		304,200

Short-Term Investments – 5.94%
Money Market Funds – 5.94%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.270% (h)(i)	414,769	414,769

TOTAL SHORT-TERM INVESTMENTS (Cost – $414,769)		414,769

TOTAL INVESTMENTS – 99.21% (Cost – $7,031,109)		6,927,464

Other Assets in Excess of Liabilities – 0.79%		54,945

NET ASSETS – 100.00%		$6,982,409

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2019.
(b)	Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2019.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Schedule of Investments – (continued)

January 31, 2019

(c)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of these securities amounted to $3,965,230 or 56.79% of net assets.

(d)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2019.
(e)	Principal Only Security.
(f)	Security issued on a when-issued basis. On January 31, 2019, the total value of investments purchased on a when-issued basis was $74,000 or 1.06% of net assets.
(g)	Interest Only Security.
(h)	Rate disclosed is the seven day yield as of January 31, 2019.
(i)	All or portion of this security has been pledged as collateral in connection with open futures contracts.

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Short Contracts	Notional Value	Unrealized Appreciation (Depreciation)
3 Year ERIS Aged Standard Swap Future	December 2021	(18)	$(1,809,374)	$(21,976)
4 Year ERIS Aged Standard Swap Future	March 2022	(9)	(882,540)	(12,059)

Total				$(34,035)

See accompanying notes which are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2019

Strategic Credit Fund
Assets
Investments in securities at fair value (cost $7,031,109)	$6,927,464
Due from Adviser	53,793
Deposit at broker for futures	21,119
Receivable for fund shares sold	75,000
Interest receivable	38,819
Prepaid expenses	23,924

Total Assets	7,140,119

Liabilities
Payable for distributions to shareholders	3,355
Payable for investments purchased	68,314
Variation margin on futures contracts	4,903
Payable to administrator, fund accountant, and transfer agent	29,567
Payable to custodian	1,003
Other accrued expenses	50,568

Total Liabilities	157,710

Net Assets	$6,982,409

Net Assets consist of:
Paid-in capital	$7,142,088
Total Distributable Earnings (Accumulated Deficit)	(159,679)

Net Assets	$6,982,409

Shares outstanding (unlimited number of shares authorized, no par value)	285,151

Net asset value (“NAV”) and offering price per share	$24.49

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the Year Ended January 31, 2019

Strategic Credit Fund
Investment Income
Interest	$483,453
Dividends	14,787

Total Investment Income	498,240

Expenses
Legal	119,225
Investment Advisory	74,320
Transfer agent	64,016
Administration	53,873
Audit and Tax	34,000
Fund accounting	31,872
Trustee	30,088
Distribution	20,049
Compliance	16,488
Printing	11,537
Registration	9,866
Custodian	5,656
Insurance	2,136

Total Expenses	473,126

Fees voluntarily waived by Adviser (See Note 4)	(428,534)

Net operating expenses	44,592

Net Investment Income (Loss)	453,648

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(11,942)
Net realized gain (loss) on futures contracts	(4,691)
Net change in unrealized appreciation (depreciation) on investments	(109,417)
Net change in unrealized depreciation on futures contracts	(34,035)

Net realized and unrealized gain (loss) on investments	(160,085)

Net increase (decrease) in net assets resulting from operations	$293,563

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2019	For the Period Ended January 31, 2018 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$453,648	$15,031
Net realized gain (loss) on investment transactions and futures contracts	(16,633)	8,276
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(143,452)	5,772

Net increase (decrease) in net assets resulting from operations	293,563	29,079

Distributions to Shareholders
Total Distributions	(477,667)	(4,654	) (b)

Capital Transactions
Proceeds from shares sold	4,746,401	2,661,949
Reinvestment of distributions	444,192	4,654
Amount paid for shares redeemed	(815,108)	–

Net increase (decrease) in net assets resulting from capital transactions	4,375,485	2,666,603

Total Increase (Decrease) in Net Assets	4,191,381	2,691,028

Net Assets
Beginning of period	2,791,028	100,000

End of period	$6,982,409	$2,791,028	(c)

Share Transactions
Shares sold	189,077	106,439
Shares issued in reinvestment of distributions	17,790	185
Shares redeemed	(32,340)	–

Net increase (decrease) in share transactions	174,527	106,624

(a)	Fund commenced operations on December 26, 2017.
(b)	This amount is comprised entirely of net investment income.
(c)	Includes accumulated undistributed net investment income of $10,377.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Period Ended January 31, 2018 (a)
Selected Per Share Data:
Net asset value, beginning of period	$25.23	$25.00

Income from investment operations:
Net investment income (loss)	1.76	0.14
Net realized and unrealized gain (loss) on investments	(0.60)	0.14

Total from investment operations	1.16	0.28

Less distributions to shareholders:
From net investment income	(1.85)	(0.05)
From net realized gains	(0.05)	–

Total Distributions	(1.90)	(0.05)

Net asset value, end of period	$24.49	$25.23

Total Return	4.72%	1.10	% (b)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$6,982	$2,791
Ratio of expenses to average net assets after waiver and reimbursement (c)	0.75%	0.75	% (d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	0.42%	-16.03	% (d)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	7.63%	5.85	% (d)
Portfolio turnover rate	63.83%	69.68	% (b)

(a) Fund commenced operations on December 26, 2017.
(b) Not Annualized.
(c) Ratio of expenses to average net assets before waiver and reimbursement.	7.96%	22.63	% (d)
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements

January 31, 2019

NOTE 1. ORGANIZATION

Angel Oak Strategic Credit Fund (the “Trust” or the “Fund”), a Delaware statutory trust organized on August 18, 2017, is a continuously-offered diversified, closed-end management investment company issuing shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s sole series is the Fund. The Fund offers Class A and Institutional Class shares to investors. The Fund’s Institutional Class shares commenced operations on December 26, 2017. As of January 31, 2019, Class A shares have not commenced operations. Class A shares charge a 2.25% front-end sales charge and are subject to a 0.25% 12b-1 fee. Institutional Class shares do not charge front-end or back-end sales charges and are not subject to a 12b-1 fee. The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares. The investment objective of the Fund is to seek total return.

The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Board of Trustees (“Board”) of the Fund has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14th day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The schedule requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the month of March, June, September, and December.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies.”

Securities Valuation and Fair Value Measurements – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Pricing Committee report quarterly to the Valuation and Risk Management Oversight Committee.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2019:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$913,226	$–	$913,226
Collateralized Loan Obligations	–	1,168,473	–	1,168,473
Collateralized Mortgage Obligations	–	2,365,896	–	2,365,896
Corporate Obligations	–	980,470	–	980,470
Mortgage-Backed Securities – U.S. Government Agency Issues	–	780,430	–	780,430
Preferred Stocks	304,200	–	–	304,200
Short-Term Investments	414,769	–	–	414,769
Total	$718,969	$6,208,495	$–	$6,927,464
Other Financial Instruments*
Liabilities
Futures Contracts	$(34,035)	$–	$–	$(34,035)

*	Other financial instruments are derivative instruments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2019, the Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes – The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent they distribute substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended January 31, 2019, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life. Dividend income and corporate actions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders – Distributions from the Fund’s net investment income are accrued daily and typically paid monthly. The Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended January 31, 2019, there were no reclassifications.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Repurchase Agreements – Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund did not hold any repurchase agreements during the year ended January 31, 2019.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Fund. In such situations, the Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Fund will segregate assets determined to be liquid by the Adviser or otherwise covered its obligations under reverse repurchase agreement. The Fund did not hold any reverse repurchase agreements during the year ended January 31, 2019.

Mortgage-Backed and Asset-Backed Securities Risks – Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

Subordinated Debt of Banks and Diversified Financial Companies – The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and depots held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Preferred Stocks – The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease.

Futures Contracts – The Fund may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss.

Options – The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option. The Fund did not hold any options during the year ended January 31, 2019.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Swaps – The Fund may enter into swap contracts to hedge various investments for risk management or to pursue its investment objective. The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Fund did not hold any swaps during the year ended January 31, 2019.

NOTE 3. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2019 and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2019

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$4,903

The effect of derivative instruments on the Statement of Operations for the year ended January 31, 2019:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$(4,691)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$(34,035)

The average monthly notional value of long and short futures contracts during the year ended January 31, 2019 was $582,429 and ($413,927), respectively.

Strategic Credit Fund
				Gross Amounts Not Offset in Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$4,903	$–	$4,903	$–	$4,903	$–

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

The Adviser has voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Operating Expenses after fee waiver/expense reimbursement to 0.75% of the Fund’s average daily net assets (the “Expense Limit”). The Adviser may voluntarily waive fees at different levels, from time to time. The Adviser may not recoup from the Fund any waived amount or reimbursed expenses pursuant to this arrangement. The Adviser may amend or discontinue this waiver at any time without advance notice.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For its services during the year ended January 31, 2019, the Fund paid Quasar $20,049.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Administrator and Custodian are affiliates of the Distributor.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

NOTE 5. ORGANIZATIONAL AND OFFERING COSTS

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. These organization and offering expenses were paid by the Adviser and will not be subject to reimbursement by the Fund.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$8,004,236	$3,113,952

For the year ended January 31, 2019, there were $1,437,467 of purchases and $866,118 of sales of U.S. Government securities for the Fund. These amounts are included in the aggregate purchases and sales of investment securities displayed in the table above.

NOTE 7. REPURCHASE OFFERS

Shares repurchased during the year ended January 31, 2019 were as follows (See Note 1):

Repurchase Offer Date	Cash Payment Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
May 25, 2018	June 15, 2018	$25.44	5%	12,462	–	–
August 31, 2018	September 21, 2018	$25.41	25%	68,296	9%	25,761
November 30, 2018	December 21, 2018	$24.40	10%	26,716	2%	6,579

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2019, Pershing LLC owned, as record shareholder, 95% of the outstanding shares of the Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year/period ended January 31, 2019 and January 31, 2018, were as follows:

	2019	2018

Distributions paid from:

Ordinary Income	$472,949	$4,654

Net Long-Term Capital Gain	4,718	–

Total	$477,667	$4,654

At January 31, 2019, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$6,997,074

Unrealized Appreciation*	60,379

Unrealized Depreciation*	(164,024)

Net Unrealized Appreciation (Depreciation)*	$(103,645)

Undistributed Ordinary Income	1,972

Undistributed Long-Term Gain (Loss)	–

Accumulated Gain (Loss)	$1,972

Other Accumulated Gain (Loss)	(58,006)

Distributable Earnings (Accumulated Deficit)	$(159,679)

*	Represents aggregated amounts of Fund’s investments and futures.

The temporary differences between book basis and tax basis in the fund are primarily attributable to mark-to-markets.

As of January 31, 2019, the Fund did not have any capital loss carry forwards.

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2019, the Fund deferred $58,006 of post October losses.

NOTE 10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU

Angel Oak Strategic Credit Fund

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 10. NEW ACCOUNTING PRONOUNCEMENTS – (continued)

2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 11. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

Shares repurchased subsequent to January 31, 2019 were as follows (see Note 1):

Repurchase Offer Date	Cash Payment Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 22, 2019	March 15, 2019	$24.50	5%	18,827	4%	16,700

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Angel Oak Strategic Credit Fund (the “Fund”) as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 29, 2019

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the tax year ended January 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2019, the Fund paid qualified dividend income of 3.11%.

For the taxable year ended January 31, 2019, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 3.11%.

For the taxable year ended January 31, 2019, the percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c) was 1.75%.

For the taxable year ended January 31, 2019, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 87.14%.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund’s Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Compensation of Trustees

Each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) receives an annual retainer of $50,000 (pro-rated for any periods less than one year), paid quarterly as well as $10,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Trust and other funds advised by the Adviser. In addition, each Committee Chairman receives additional annual compensation of $12,000. Independent Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

5. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, GA 30305. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-751-4324.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Fund(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2017, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	5	Trustee, Valued Advisers Trust (since 2010) (12 portfolios); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2017; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008 – 2013).	5	Director, Syntroleum Corporation (renewable energy firm) (1988 – 2014); Trustee, Angel Oak Funds Trust (since 2014).
Keith M. Schappert 1951	Independent Trustee	Since 2017; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	5	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (2009 – 2015) (30 portfolios); Trustee, Met Investors Series Trust (2012 – 2015) (45 portfolios); Director, Commonfund Capital, Inc. (private equity business) (since 2015); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (2012 – 2017); Trustee, Angel Oak Funds Trust (since 2014).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014); Retired from Eagle Funds in 2010 as Chief Financial Officer	5	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017) (12 portfolios); Trustee, Angel Oak Funds Trust (since February 2019).
James E. Stueve 1964	Independent Trustee	Since 2019; indefinite term	Stueve Insights LLC (consulting) (since 2018); President and Global Head of Distribution, Ridgeworth Investments (2007 – 2017)	5	Chairman, Mutual Fund Education Alliance (2013 – 2016); Trustee and Finance Chair, Foundation for Financial Planning (2012 – 2016); Trustee, Angel Oak Funds Trust (since February 2019).
Interested Trustees of the Fund
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2017; indefinite term	Chief Investment Officer, Portfolio Manager, Co- Founder, Angel Oak Capital Advisors, LLC (since 2009).	5	Trustee, Angel Oak Funds Trust (since April 2015).
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2009)	5	Trustee, Angel Oak Funds Trust (since February 2019).

(1)	The Fund Complex includes the Fund and each series of Angel Oak Funds Trust.
(2)	The Trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2017; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004 – 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2017; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Angel Oak Funds Trust (2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2017); Chief Compliance Officer, Angel Oak Consulting Group Portfolio Management, LLC (2015 – 2017); Compliance Manager, Chief Compliance Officer of Falcon I, LLC (since 2018); Chief Compliance Officer of Hawks I, LLC (since 2019); Invesco Advisers, Ltd. (2013 – 2015); Compliance Officer, Macquarie Group (2013).
Lu Chang, CFA, FRM, CAIA 1975	Secretary	Since 2017; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2004 – 2014).
Daniel Fazioli 1981	Treasurer	Since 2017; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014 – 2015); Associate, Goldman Sachs & Company, Inc.

Each Trustee holds office for an indefinite term and until the earlier of: the Fund’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Fund’s Amended and Restated Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Fund until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK STRATEGIC CREDIT FUND

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW, Suite 500

Atlanta, GA 30305

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2019	FYE 01/31/2018
Audit Fees	$30,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2019	FYE 01/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%

All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2019	FYE 01/31/2018
Registrant	$4,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ANGEL OAK FUNDS TRUST

ANGEL OAK STRATEGIC CREDIT FUND

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Trustees of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, and Angel Oak Financial Strategies Income Term Trust (each, a “Trust” and together, the “Trusts”) (the “Board”) recognize that the Board’s right to vote proxies for Trust holdings is an important responsibility and a significant Trust asset. The Board recognizes that the investment adviser of the Trusts and the Trusts’ respective series, if any (each, a “Fund” and together with the Trusts, the “Funds”), Angel Oak Capital Advisors, LLC (the “Adviser”), is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board therefore delegates the authority to vote proxies to the Adviser, subject to the supervision of the Board.

The Board must approve the Adviser’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	are consistent with the Adviser’s fiduciary duty to the Trusts and their shareholders;

•	seek to maximize shareholder return and the value of Trust investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

In the event of a conflict between the interests of the Adviser and the Trusts, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the disinterested directors, and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

Each Trust will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Each Trust will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

Each Trust will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year. Each Trust also will disclose in its SAI and annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the SEC’s website. Each Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

The Angel Oak Funds Trust will also describe its proxy voting policies and procedures in its Statement of Additional Information (“SAI”) in accordance with SEC requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Berkin Kologlu is a Managing Director of the Adviser and a Portfolio Manager of the Fund. Mr. Kologlu has over 15 years of experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. Prior to Angel Oak, he spent six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic collateralized debt obligations (CDOs) backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

2

Matthew R. Kennedy, CFA, is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Kennedy was the Director of Rainier Investment Management’s fixed income management team, and served as a Portfolio Manager and Analyst. Previously, he was a Senior Analyst and made investment recommendations for investment grade, high yield and private placement portfolios at GE Financial Assurance in Seattle, where he began his investment career in 1995. From 1991 to 1994, he was a CPA and auditor with Deloitte & Touche. Mr. Kennedy holds a B.A. degree in Business Administration, with specializations in Finance and Accounting from Washington State University. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Seattle Society of Financial Analysts.

Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner, and Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Prabhu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle where he managed a $25 billion portfolio. He was also part of the macro asset strategy team at the bank. Mr. Prabhu previously worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as Head Portfolio Manager for the $3 billion commercial mortgage-backed securities portfolio. He began his career at SunTrust in 1998 as a Bank Analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. degree in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Colin McBurnette is a Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to Angel Oak, Mr. McBurnette worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, he worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of January 31, 2019:

Berkin Kologlu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
5	2	6	0	1	0
$7,197,730,465	$801,570,232	$302,535,430	$0	$116,879,056	$0

3

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
7	7	0	0	6	0
$7,443,054,504	$1,339,860,060	$0	$0	$655,168,884	$0

Matthew R. Kennedy

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	2	0	0	1	0
$73,375,326	$801,570,232	$0	$0	$116,879,056	$0

Colin McBurnette

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
5	2	3	0	1	0
$7,260,487,721	$801,570,232	$26,864,170	$0	$116,879,056	$0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

4

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) The following describes how the portfolio managers are compensated as of January 31, 2019:

The Portfolio Managers receive an annual base salary from the Adviser. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of January 31, 2019:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Berkin Kologlu	none
Sreeni V. Prabhu	none
Matthew R. Kennedy	none
Colin McBurnette	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes since the Fund’s inception to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Strategic Credit Fund

By (Signature and Title)* /s/ Dory S. Black

              Dory S. Black, President (Principal Executive Officer)

Date 3/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black

              Dory S. Black, President (Principal Executive Officer)

Date 3/29/2019

By (Signature and Title)* /s/ Daniel Fazioli

              Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 3/29/2019

*	Print the name and title of each signing officer under his or her signature.

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